VIRTUS KAR Health Sciences Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—97.3%
Biotechnology—12.2%
AbbVie, Inc.	48,193	$ 6,468
Amgen, Inc.	21,728	4,898
Moderna, Inc.(1)	26,350	3,116
Vertex Pharmaceuticals, Inc.(1)	15,719	4,551
		19,033

Healthcare Equipment & Supplies—28.4%
Align Technology, Inc.(1)	12,525	2,594
Becton Dickinson & Co.	14,768	3,291
Cooper Cos., Inc. (The)	19,724	5,205
Edwards Lifesciences Corp.(1)	51,463	4,252
Globus Medical, Inc. Class A(1)	107,328	6,394
IDEXX Laboratories, Inc.(1)	17,875	5,824
Silk Road Medical, Inc.(1)	101,930	4,587
STAAR Surgical Co.(1)	81,093	5,721
STERIS plc	16,204	2,694
Teleflex, Inc.	19,977	4,025
		44,587

Healthcare Providers & Services—13.2%
HealthEquity, Inc.(1)	106,831	7,176
McKesson Corp.	15,205	5,168
U.S. Physical Therapy, Inc.	35,645	2,710
UnitedHealth Group, Inc.	11,244	5,678
		20,732

	Shares	Value

Life Sciences Tools & Services—22.4%
Azenta, Inc.	91,181	$ 3,908
Charles River Laboratories International, Inc.(1)	16,274	3,203
Danaher Corp.	28,688	7,410
Mettler-Toledo International, Inc.(1)	5,023	5,445
Thermo Fisher Scientific, Inc.	10,835	5,495
Waters Corp.(1)	17,828	4,805
West Pharmaceutical Services, Inc.	19,679	4,843
		35,109

Pharmaceuticals—21.1%
Bristol-Myers Squibb Co.	97,487	6,930
Eli Lilly & Co.	28,314	9,156
Merck & Co., Inc.	59,245	5,102
Pfizer, Inc.	139,289	6,095
Zoetis, Inc. Class A	39,427	5,847
		33,130

Total Common Stocks (Identified Cost $164,580)		152,591

Total Long-Term Investments—97.3% (Identified Cost $164,580)		152,591

	Shares	Value

Short-Term Investment—2.5%
Money Market Mutual Fund—2.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.758%)(2)	3,922,484	$ 3,922
Total Short-Term Investment (Identified Cost $3,922)		3,922

TOTAL INVESTMENTS—99.8% (Identified Cost $168,502)		$156,513
Other assets and liabilities, net—0.2%		378
NET ASSETS—100.0%		$156,891

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the value of the Fund’s investments as of September 30, 2022, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at September 30, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$152,591	$152,591
Money Market Mutual Fund	3,922	3,922
Total Investments	$156,513	$156,513
There were no securities valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2022.
There were no transfers into or out of Level 3 related to securities held at September 30, 2022.
See Notes to Schedule of Investments

VIRTUS KAR Health Sciences Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2022
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the  Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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